90049-P1 04/24

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED APRIL 26, 2024

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MARCH 1, 2024, OF

CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND (THE “FUND”)

The following replaces, with respect to the Fund, the section of the Fund’s SAI titled “Portfolio Managers – Portfolio Managers Securities Ownership”:

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of October 31, 2023. These holdings are in addition to the shares held for the benefit of the portfolio managers under the incentive compensation program of the Subadviser.

Portfolio Managers	Dollar Range of Ownership of Securities ($)
Tactical Dividend Income Fund
Patrick McElroy	50,001-100,000
Peter Vanderlee	Over 1,000,000

Please retain this supplement for future reference.